Trade and Other Receivables	12 Months Ended
Dec. 31, 2025
Trade and Other Receivables, Net [Abstract]
Trade and other receivables

18. Trade and other receivables

	2025	2024
Royalty receivables	$2,136	$2,136
Trade receivables	3,125	2,114
Staff loan receivables	239	277
Other receivables	105	157
VAT receivables(1)	2,183	1,321
Allowance for credit losses	(2,275)	(2,253)
Trade and other receivables, net	$5,513	$3,752

(1)	The Company offset VAT receivables equating to $2 million against trade and other payables due for other types of taxes administered by the Zimbabwean Revenue Authority (2024: Statutory taxes $2.5 million) and $0.8 million offset against current tax liabilities.

The Group’s trade receivables balance primarily relates to gold sales with Fidelity who is the Group’s sole customer. Fidelity settles all amounts within 30 days, and therefore there is no expected credit loss to be recognized in either 2025 or 2024.

The Group’s royalty receivables balance relates to a subcontracting arrangement through which the Group earned a royalty on precious metals extracted by a third-party miner from the Redwing Mine. The Group’s cumulative expected credit losses for 2025 and 2024 mainly related to royalty receivables and arose because of the inability to collect payments from a subcontractor. Of the $2.3 million cumulative credit loss, $2.2 million related to the agreement with the subcontractor and $0.1 million related to sundry debtors which were deemed irrecoverable.

Allowance for credit losses

	2025	2024
Opening Balance	$2,253	$2,240
Additions	23	48
Recovery of prior ECL	(1)	(35)
Closing Balance	$2,275	$2,253